Exhibit 32
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                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Laser Corporation (the "Company") on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Rodney M. Tiede and Randy L. Turner, Chief Executive Officer, President and Chief Financial Officer , respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) and 15(d)of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


November 19, 2003


/s/ Rodney M. Tiede
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Rodney M. Tiede
Chief Executive Officer, President


/s/ Randy L. Turner
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Randy L. Turner
Chief Financial Officer